LEGG MASON PARTNERS EQUITY TRUST (THE “TRUST”)

SUPPLEMENT DATED NOVEMBER 12, 2013

TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF

LEGG MASON BATTERYMARCH GLOBAL EQUITY FUND,

EACH DATED MARCH 1, 2013

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated March 1, 2013, as supplemented on March 11, 2013 and November 12, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated March 1, 2013, as supplemented on March 11, 2013, May 23, 2013, and November 12, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2012, are incorporated by reference into this Summary Prospectus.

The sections of the Summary Prospectus and Prospectus titled “Management — Portfolio Managers” are replaced with the following text:

Portfolio managers: Stephen A. Lanzendorf, CFA, and Joseph S. Giroux. Mr. Lanzendorf (Deputy Chief Investment Officer, Head of Batterymarch’s Developed Markets Team and a Senior Portfolio Manager) and Mr. Giroux (Portfolio Manager — Developed Markets) have been portfolio managers of the fund since January 2011 and November 2013, respectively.

The section of the Prospectus titled “More on fund management — Portfolio managers” is replaced with the following text:

Portfolio managers

Batterymarch’s Developed Markets Team manages this fund. At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution. Members of the investment team may change from time to time.

Stephen A. Lanzendorf, CFA, and Joseph S. Giroux have leadership responsibility for the day-to-day management of the fund. They are responsible for the strategic oversight of the fund’s investments. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the fund complies with its investment objective, guidelines and restrictions and Batterymarch’s current investment strategies.

Mr. Lanzendorf is Deputy Chief Investment Officer, Head of Batterymarch’s Developed Markets Team and a Senior Portfolio Manager and has 28 years of investment experience. He joined Batterymarch in 2006. Mr. Lanzendorf was previously employed at Independence Investments LLC from 1994 to 2005 where he most recently served as director of Quantitative Strategies from 1999 to 2005. He has a B.S. and M.S. from the Massachusetts Institute of Technology.

Mr. Giroux is a Portfolio Manager on the Developed Markets Team at Batterymarch. He has been associated with Batterymarch since 2012 and has 20 years of experience in the investment industry. Mr. Giroux previously managed both U.S. and non-U.S. assets for several firms — Golden Capital Management, Wells Capital Management and Evergreen Investments — that were affiliated with or acquired by Wells Fargo. He was also a portfolio manager at TriPoint Asset Management and The Boston Company Asset Management. He has a B.S. from New England Institute of Technology and completed graduate coursework at Brown University.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Please retain this supplement for future reference.

BATX016026

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